Exhibit 10.4

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 4 TO
REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of September 26, 2024 (the “Closing Date”) to that certain Revolving Credit Agreement, dated as of December 14, 2022, (as amended, restated supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among Opportunity Funding SPE IX, LLC (the “Borrower”), Opportunity Financial, LLC (the “Company”), as originator (in such capacity, the “Originator”), as servicer (in such capacity, the “Servicer”) and as a Seller (as defined the Amended Credit Agreement), OppWin, LLC (“OppWin”), as a Seller, UMB Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), Randolph Receivables LLC, as Castlelake Representative and as a Lender, and the other Lenders party thereto from time to time (together with Randolph Receivables LLC, the “Lenders”, and each, individually, a “Lender”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower, the Company, the Originator, the Servicer and each Seller party thereto (collectively, the “Credit Parties” and each, individually, a “Credit Party”), the Administrative Agent and the Lenders entered into the Existing Credit Agreement whereby the Lenders agreed to extend a revolving credit facility (the “Facility”) to the Borrower and the Borrower agreed to secure its Obligations under the Existing Credit Agreement by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien on all of its assets; and
WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as more specifically set forth herein on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
AGREEMENT
1.Definitions. Capitalized terms that are used in this Amendment (including the recitals hereto, which are herein incorporated) but are not defined herein shall have the meanings set forth in the Amended Credit Agreement, unless otherwise stated.
[OppFunding SPE IX] Fourth Amendment to Revolving Credit Agreement

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(a)amending Section 1.1 of the Existing Credit Agreement by amending and restating the definition of “Amortization Period” in its entirety as follows:
“Amortization Period" means the period beginning on the earliest to occur of (a) the Revolving Commitment Termination Date (but excluding such date), (b) the scheduled expiration of the draw period under any Approved SPV Facility (as defined in the Atalaya Corporate Loan Agreement) (including the Tranche B Revolving Commitment Termination Date (as defined in the Atalaya Revolving Credit Agreement)), solely to the extent that at least thirty (30) days prior to the occurrence thereof, such date has not been extended to the Revolving Commitment Termination Date (or any date thereafter), and (c) the scheduled Term Loan Termination Date (as defined in the Atalaya Corporate Loan Agreement), solely to the extent that at least thirty (30) days prior to the occurrence thereof, such date has not been extended to the Revolving Commitment Termination Date (or any date thereafter), and in each case, ending on the Termination Date.
(b)amending Section 1.1 of the Existing Credit Agreement by amending and restating the definition of “Termination Date” in its entirety as follows:
“Termination Date” means the earliest to occur of (a) the Final Maturity Date, (b) the scheduled maturity date of any Approved SPV Facility (as defined in the Atalaya Corporate Loan Agreement) (including the Tranche B Final Maturity Date (as defined in the Atalaya Revolving Credit Agreement)), solely to the extent that at least thirty (30) days prior to the occurrence thereof, such date has not been extended to the Final Maturity Date (or any date thereafter), (c) the scheduled Maturity Date (as defined in the Atalaya Corporate Loan Agreement), solely to the extent that at least thirty (30) days prior to the occurrence thereof, such date has not been extended to the Final Maturity Date (or any date thereafter), and (d) the occurrence and continuance of an Event of Default and the declaration of all outstanding Obligations to be due and payable pursuant to Section 7.1.
(c)amending and restating Section 2.1(a)(i) of the Existing Credit Agreement in its entirety to insert the word “outstanding” as follows:
(i)     During the Revolving Commitment Period, subject to the terms and conditions hereof, each Lender agrees from time to time to make loans to the Borrower (each a “Loan” and collectively, the “Loans”) in an aggregate outstanding amount up to but not exceeding its Revolving Commitment.
(d)amending and restating Section 2.7(e) of the Existing Credit Agreement in its entirety as follows:

[OppFunding SPE IX] Fourth Amendment to Revolving Credit Agreement

(e)     For the avoidance of doubt, at no time shall the Borrower be permitted to prepay the Loans in-part. Notwithstanding anything to the contrary, the repayment of the Loans (i) pursuant to Section 2.10(a)(iv) or otherwise out of Collections on a Settlement Date, (ii) that does not result in any reduction or termination of Revolving Commitments, so long as the outstanding principal balance of the Loans being repaid equals or exceeds the Minimum Utilization Threshold (as defined in the Fee Letter) after giving effect to such repayment, and (iii) to cure a Borrowing Base Deficiency, in each case, shall not constitute a prepayment.
(e)amending and restating Section 5.11(b) of the Existing Credit Agreement in its entirety as follows:
(b)     Liquidity. The Company and its consolidated Subsidiaries as of the last day of each calendar month shall maintain unrestricted Cash and/or Cash Equivalents of at least $[***].

2.Limitation of Amendments.
(a)The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. This Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Amended Credit Agreement, the other Credit Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect any Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Amended Credit Agreement, any other Credit Document or any other related document (all of which rights are hereby expressly reserved by the Agents and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Existing Credit Agreement, any other Credit Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any of their respective Affiliates or any right, privilege or remedy of any Agent or any Lender under the Existing Credit Agreement, any other Credit Document or any other related document or (iv) constitute any consent (deemed or express) by any Agent or any Lender to any prior, existing or future violations of the Amended Credit Agreement, any other Credit Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Amended Credit Agreement, any other Credit Document or any other related document.
(b)This Amendment shall be construed in connection with and as part of the Existing Credit Agreement .

[OppFunding SPE IX] Fourth Amendment to Revolving Credit Agreement

3.Representations and Warranties.
(a)Each Credit Party affirms that the execution, delivery and performance of this Amendment and the performance by it of the Amended Credit Agreement have been duly authorized by all necessary action, and it has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Amended Credit Agreement.
(b)Each Credit Party represents and warrants that this Amendment and the Amended Credit Agreement, as applicable, constitute its legally valid and binding obligations, enforceable against it in accordance with the respective terms hereof and thereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
(c)Each Credit Party (with respect to itself) represents and warrants that the representations and warranties contained in Section 4 of the Existing Credit Agreement are true and correct in all material respects after giving effect to this Amendment on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default exists (after giving effect to this Amendment) or would result from this Amendment becoming effective in accordance with its terms.
4.Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:
(a)The Administrative Agent shall have received this Amendment duly executed by the Credit Parties;
(b)After giving effect to the terms of this Amendment, (i) the representations and warranties contained herein and in the Amended Credit Agreement and the other Credit Documents shall be true and correct in all material respects (except for such representations and warranties already qualified by materiality which shall be true and correct in all respects) on and as of the Closing Date (except to the extent they expressly relate to an earlier time); and (ii) no Default or Event of Default shall have occurred and be continuing.
(c)Borrower shall have paid to the Agents and the Lenders, as applicable, all other amounts required to be paid pursuant to the Amended Credit Agreement on the Closing Date and all outstanding Permitted Expenses for which Borrower has received an invoice.
5.Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the Credit Documents and, except as expressly modified and superseded by this Amendment and that on and after the date hereof all references in the other Credit Documents to the “Credit Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Existing

[OppFunding SPE IX] Fourth Amendment to Revolving Credit Agreement

Credit Agreement shall mean and refer to the Amended Credit Agreement, the terms and provisions of the Existing Credit Agreement and the other Credit Documents are ratified and confirmed as of the Closing Date and shall continue in full force and effect. The Borrower and the Company each hereby agrees that all Liens and security interests securing payment of the Obligations under the Credit Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Credit Parties, the Agents and the Lenders agree that the Amended Credit Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).
6.Amendment as a Credit Document. Each Credit Party acknowledges and agrees that this Amendment constitutes a “Credit Document.” Accordingly, it shall be an Event of Default under the Existing Credit Agreement if any representation or warranty made by a Credit Party under or in connection with this Amendment shall have been false in any material respect when made and which shall not have been remedied or waived within fifteen (15) Business Days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such falsity, or (ii) receipt by such Credit Party of written notice from the Administrative Agent or any Lender of such falsity.
7.Expenses of Agents and Lenders. Each Credit Party agrees to pay, jointly and severally, promptly after demand, all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment in accordance with Section 9.2 of the Amended Credit Agreement.
8.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
9.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders, the Credit Parties, and their respective successors and permitted assigns, except that the Credit Parties may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Administrative Agent.
10.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

[OppFunding SPE IX] Fourth Amendment to Revolving Credit Agreement

11.No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the Agents or the Lenders of any covenant or provision of the Existing Credit Agreement, the other Credit Documents, or of any other contract or instrument among the Credit Parties, the Lenders and the Agents, and the failure of the Lenders and the Agents at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Agents to thereafter demand strict compliance therewith. The Agents and Lenders hereby reserve all rights granted to each of them under the Existing Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument among the Credit Parties and any one or more of the Agents and the Lenders.
12.Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
13.Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
14.Final Agreement. THE AMENDED CREDIT AGREEMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.
15.Time. Time is of the essence of this Amendment.
16.Agent Instruction. By its execution hereof, each undersigned Lender and the Castlelake Representative hereby authorize and direct the Agents to execute and deliver this Amendment on the date hereof.

[SIGNATURE PAGES FOLLOW]

[OppFunding SPE IX] Fourth Amendment to Revolving Credit Agreement

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

OPPORTUNITY FUNDING SPE IX, LLC,
as Borrower
By: /s/ Todd Schwartz ___________________
Name: Todd Schwartz
Title: CEO

OPPORTUNITY FINANCIAL, LLC,
in its individual capacity, as Originator, Servicer, a Seller

By: /s/ Todd Schwartz ___________________
Name: Todd Schwartz
Title: CEO

OPPWIN, LLC,
as a Seller

By: /s/ Todd Schwartz ___________________
Name: Todd Schwartz
Title: CEO

[Signature Page to Amendment No. 4 to Revolving Credit Agreement (OppFunding IX)]

UMB BANK, N.A.,
as Administrative Agent and Collateral Agent

By: /s/ Scott Rosevear_________________________
Name: Scott Rosevear
Title: Senior Vice President

RANDOLPH RECEIVABLES LLC
as Castlelake Representative and a Lender

By: CIO II INVESTMENTS USA LLC, its managing member

By: /s/ Ben Thompson
Name: Ben Thompson
Title: Vice President

[Signature Page to Amendment No. 4 to Revolving Credit Agreement (OppFunding IX)]

ACKNOWLEDGED AND CONSENTED TO: OPPORTUNITY FUNDING SPE III, LLC, as a Guarantor By: /s/ Todd Schwartz ___________________ Name: Todd Schwartz Title: CEO

[Signature Page to Amendment No. 4 to Revolving Credit Agreement (OppFunding IX)]